                                                                   EXHIBIT 10.16

                                    SUBLEASE

                           (September 21, 1993 Lease)


         Agreement made this 30 day of July, 1997, between Lightbridge, Inc. (hereinafter "Sublessor") and International Business Machines Corporation (hereinafter "Sublessee").

                                   WITNESSETH
                                   ----------

         WHEREAS, on or about September 21, 1993, L&E Investment of Massachusetts One, Inc., leased certain property (hereinafter the "Premises") in Waltham, Massachusetts, to Credit Technologies, Inc., pursuant to a written lease, which was amended by a First Amendment to Lease dated as of May 31, 1994; a Second Amendment to Lease dated as of August 5, 1994; a Third Amendment to Lease dated as of November 29, 1994; a Fourth Amendment to Lease dated January 1, 1996; and a Fifth Amendment to lease dated as of April 22, 1996, copies of all of which are attached hereto as Exhibit A (the lease and all of the amendments thereto are referred to hereinafter collectively as the "Master Lease");

         WHEREAS, SPP Real Estate (Somerset Court) Inc. ("Landlord") is the successor to the interest of L&E Investment of Massachusetts One, Inc., as Landlord under the Master Lease;

         WHEREAS, Sublessor is the successor to the interest of Credit Technologies, Inc., as Tenant under the Master Lease; and

         WHEREAS, Sublessee desires to sublease a part of the Premises from Sublessor and Sublessor is willing to sublet a part of the Premises to Sublessee;

         NOW THEREFORE, for valuable consideration each to the other paid, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee hereby agree as follows:

         1.     Demised Premises and Term.
                --------------------------

         A. Sublessor hereby leases to Sublessee and Sublessee hereby sublets from Sublessor approximately 20,539 square feet of space on the first and second floors of the Premises which space is shown on Exhibit B as "C-9171 s.f." on the Ground Floor, and "B-11,368 s.f." on the Second Floor (hereinafter collectively the "Demised Premises") for a term (hereinafter the "Term") commencing on August 4, 1997 and ending October 31, 2000, unless sooner terminated as herein provided.

         B. Sublessee shall have as appurtenant to the Demised Premises the right to use, in common with Sublessor and others entitled thereto, the driveways, roadways, hallways, elevators and stairways necessary for access to the Demised Premises.

         C. Sublessee shall have the right to use eighty-two (82) parking spaces as appurtenant to the Demised Premises.

         2.     Basic Rent. During the Term, Sublessee shall pay to Sublessor,
                -----------
as Basic Rent for the Demised Premises, subject to adjustment per Section 4.1 hereof, rent as follows: (i) during the first year of the Term, Basic Rent of Five Hundred Thirteen Thousand Four Hundred Seventy-five and 00/100 ($513,475.00) Dollars shall be payable in equal monthly installments of Forty-two Thousand Seven Hundred Eighty-nine and 58/100 ($42,789.58) Dollars per month; (ii) during the second year of the Term, Basic Rent of Five Hundred Thirty-four Thousand Fourteen and 00/100 ($534,014.00) Dollars shall be payable in equal monthly installments of Forty-four Thousand Five Hundred One and 17/100 ($44,501.17) Dollars per month; and (iii) for each year of the Term or portion of a year thereafter, Basic Rent of Five Hundred Fifty-four Thousand Five Hundred Fifty-three and 00/100 ($554,553.00) Dollars shall be payable in equal monthly installments of Forty-six Thousand Two Hundred Twelve and 75/100 ($46,212.75) Dollars per month. All such rent shall be payable in advance on the first day of each and every month. All payments shall be due without billing or demand and without deduction, set-off or counterclaim except insofar as may be specifically provided to the contrary herein. If the Term, with respect to any portion of the Demised Premises commences or ends other than on the first day of a month, then all rent due hereunder for such month shall be prorated for such fractional period.

         3.     Additional Rent. In addition to the Basic Rent to be paid by
                ----------------
Sublessee, Sublessee shall pay to Sublessor, during the Term of this Sublease, as additional rent (hereinafter "Additional Rent"):

         A. Ninety-three and 47/100 (93.47%) percent of the Landlord's Tax Costs due from Sublessor to Landlord under the Master Lease except that the Base Tax Year shall be the City of Waltham fiscal year beginning July 1, 1995 and ending June 30, 1996.

         B. Ninety-three and 47/100 (93.47%) percent of the Landlord's Operating Costs due from Sublessor to the Landlord under the Master Lease except that the Base Operating Costs shall be Landlord's Operating Costs for calendar year 1996.

         C. As Additional Rent, $0.85 (85(cent)) per square foot per year for electricity charges for the Demised Premises.

         D. All other rent, additional rent, costs, charges and expenses which Sublessor is required to pay to Landlord under the Master Lease with respect to the Demised Premises only. Upon receipt of Landlord's Statement or Landlord's Tax Statement from Landlord pursuant to the provisions of Section 4.2 of the Master Lease, Sublessor shall deliver such Statement to Sublessee with a detailed

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

                description of Sublessee's share of Additional Rent. Sublessor and Sublessee agree that at the end of each fiscal year for Operating Costs, and each Tax Year for Tax Costs, an appropriate payment or refund shall be made within twenty-five (25) days after Sublessor delivers to Sublessee Landlord's Statement or Landlord's Tax Statement, as applicable.

          4.    Additional Covenants of Sublessee and Sublessor.
                ------------------------------------------------

          A. Sublessor represents that the Master Lease, a true and complete copy of which is attached hereto as Exhibit A, is the complete agreement between Landlord and Sublessor with respect to the Demised Premises and that Sublessor is the Tenant in the Master Lease. Except as otherwise expressly provided herein, all of the terms, covenants and conditions of the Master Lease are incorporated herein by reference and made a part hereof to the extent that they apply to the Demised Premises with the same force and effect as if set forth in their entirety, provided that the terms and conditions hereof shall be controlling whenever the terms and conditions of the Master Lease are contradictory to or inconsistent with the terms and conditions hereof, and provided further (i) that those incorporated provisions of the Master Lease which are protective and for the benefit of Landlord shall in this Sublease be deemed to be protective and for the benefit of both Landlord and Sublandlord and that all of the obligations of Landlord, except as otherwise provided to the contrary herein, set forth in the Master Lease shall to the extent that they apply to the Demised Premises, be binding upon Sublessor and inure to Sublessee's benefit, (ii) that references therein to "Landlord" and "Tenant" shall be deemed to refer to "Sublessor" and "Sublessee", respectively,
                (iii) that
                references therein to "this lease" shall be deemed to refer to "this Sublease" and (iv) that references therein to the "leased premises" or "Premises" shall be deemed to refer to the "Demised Premises." Sublessee covenants and agrees to be bound by the same terms and conditions as Sublessor as tenant under the Master Lease is now bound or may hereafter be bound under the Master Lease, and by all amendments and modifications thereof, and to observe, keep and perform all of the terms, covenants, agreements and conditions contained in the Master Lease to be performed on the part of Sublessor as a tenant thereunder to the extent that they apply to the Demised Premises, except: (i) only the Permitted Use and Public Liability Insurance of Section 1.1 are incorporated herein, this Sublease having already set forth the definitions therein relevant to this Sublease; (ii) the third and fourth paragraphs of Section 3.1 are deleted; (iii) the reference to the "Managing Agent" in Section 4.5 is deleted;
                (iv) all but the first and last sentences of the second paragraph of Section 10.15 are deleted; (v) Sections 1.2, 1.3, 2.2, 2.3, 2.4, 2.5 and 10.1 are deleted in their entirety; (vi)
                Section 10.3 is deleted; and (vii) with respect to Sections 5.1.1, 5.1.2 and 5.1.3, the covenants and obligations of Landlord shall remain those of Landlord and shall not be assumed by Sublessor; in such a manner as will not cause a breach of the Master Lease and neither to do nor cause to be done, nor suffer, nor permit any act or thing to be done which would or might cause the Master Lease or the rights of Sublessor as tenant thereunder to be cancelled, terminated, forfeited or surrendered, or which would or might make Sublessor liable for any damages, claims or penalties. The foregoing agreement of Sublessee to observe and be bound by the covenants and agreements of Tenant under the Master Lease shall accrue to the benefit of Sublessor as if Sublessor were Landlord under the Master Lease, and shall include, by way of illustration but not limitation, Sublessee's agreement to obtain Sublessor's permission for any and all activities which may, under the Master Lease, be taken only with the permission of Landlord.

          B. To the maximum extent that this agreement may be made effective according to law, Sublessee agrees that it will defend, protect and indemnify Sublessor and save Sublessor harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses but not including special and consequential damages) imposed upon or incurred by or asserted against Sublessor by reason of (i) any accident, injury to or death of persons or damage to or loss of property, by theft or otherwise, occurring on or about the Demised Premises or any part thereof, unless arising out of the negligence of Sublessor or Sublessor's agents or employees, and (ii) any cancellation, forfeiture, or termination of the Master Lease caused by a failure on the part of Sublessee to perform, fulfill or observe any of Sublessee's representations, warranties or agreements set forth in this Sublease. In case any action, suit or proceeding is brought against Sublessor by reason of any such occurrence, Sublessee, upon Sublessor's request, shall at Sublessee's expense, cause such action, suit or proceeding to be resisted and defended by counsel designated by Sublessee such counsel to be reasonably acceptable to Sublessor.

          C. This Sublease and all of the terms, covenants, representations, warranties, agreements and conditions hereof are in all respects subject and subordinate to the Master Lease.

          D. Notwithstanding anything contained in this Sublease to the contrary, Sublessor shall not have any obligation to construct, maintain, alter or repair the Premises, the Demised Premises, or any parking area or other facility or improvement thereon or appurtenant thereto or to provide Sublessee with any service of any kind or description whatsoever, nor shall Sublessor be responsible for the performance of Landlord's obligations under the Master Lease or be liable in damages or otherwise for any negligence of Landlord or for any damage or injury suffered by Sublessee as a result of any act or failure to act by Landlord or any default by Landlord in fulfilling its obligations under the Master Lease. If Landlord shall default in any of its obligations to Sublessor, Sublessor shall cooperate with Sublessee, upon request by Sublessee and at Sublessee's sole cost and expense, in enforcing Sublessor's rights against Landlord under the Master Lease. Nothing herein contained shall relieve Sublessor of any of its obligations to Sublessee specifically included in this Sublease and Sublessor shall in all events remain liable to Sublessee for the performance and observance thereof. If Sublessor fails to pay the rental as required by the Master Lease, or to perform any of the other obligations to be performed by it as required by the Master Lease and not specifically assumed hereunder by Sublessee, Sublessee may, at its option after giving Sublessor three (3) business days' notice to cure such default (such three (3) day period to precede by three (3) days the expiration of the grace period granted to Sublessor under the Master Lease to cure such default) pay said rental directly to Landlord or cure any other default of Sublessor. In such event, Sublessee shall receive credit against the rent and additional rent due Sublessor hereunder for rental payments it makes to Landlord and for all reasonable costs incurred by Sublessee to cure such default.

          E. Sublessor shall not incur any liability whatsoever to Sublessee for any injury, inconvenience, incidental or consequential damages incurred or suffered by Sublessee as a result of the exercise by Landlord of any of the rights reserved to Landlord under the Master Lease nor shall such exercise constitute a default by Sublessor hereunder.

          F. The Demised Premises are being leased in an "as is" condition".

          G. Subject to the terms of the Sublease, Sublessee shall use the Demised Premises only for the Permitted Uses as provided in the Master Lease.

          4.1.    Additional Space. Sublessor agrees not to enter into a
                  ----------------
                  sublease of the space which is shown on Exhibit B hereto as "D-4,800 square feet" or "E-1,650 square feet" (each is referred to hereinafter both individually and collectively as the "Additional Space"), without first giving to Sublessee an opportunity to sublease Additional

                  Space as it becomes available for sublease on the same business terms and the same Term as are provided for herein. When any such Additional Space becomes available for subletting, Sublessor shall notify Sublessee of the availability of such space. If Sublessee wishes to exercise Sublessee's right of first offer, Sublessee shall do so, if at all, by giving Sublessor written notice of Sublessee's desire to enter into a sublease of such Additional Space on such terms within fifteen (15) business days after Sublessor's notice to Sublessee of the availability of the Additional Space. If Sublessee shall give such notice, the same shall constitute an agreement to enter into an amendment to this Sublease within fifteen (15) days thereafter which amendment will add the Additional Space as part of the Demised Premises, and the Basic Rent, the Additional Rent and charges for electricity shall be increased accordingly, and Sublessee shall be entitled to four (4) parking spaces for each one thousand (1,000) square feet of Additional Space added to the Demised Premises, provided, however, in no event shall Sublessee be entitled to more than eighty-eight (88) parking spaces. If Sublessee shall not elect to exercise its right of first offer, Sublessor shall be free to enter into a sublease for such Additional Space with another prospective subtenant upon terms and conditions no more favorable to such other subtenant than those offered to Sublessee, which terms may include rights or options to extend the term or to extend the size of the premises under such sublease. If Sublessor has failed to lease such Additional Space within six (6) months from the date Sublessee declines to lease such Additional Space (such date to be the expiration of Sublessee's fifteen
                  (15) business day exercise period if Sublessor shall not have acted to explicitly decline the offer to sublease the Additional Space), Sublessor shall re-offer such Additional Space to Sublessee before offering such space to a third party.

          5.      Defaults by Sublessee.
                  ---------------------

          A. In the event that Sublessee shall default in the payment of Basic Rent or Additional Rent hereunder, or default in the performance or observance of any of the terms, conditions and covenants of this Sublease, Sublessor, in addition to and not in limitation of any rights otherwise available to it, shall have the same rights and remedies with respect to such default as are provided to Landlord under the Master Lease with respect to defaults by Tenant thereunder, with the same force and effect as though all such provisions relating to any such default or defaults were herein set forth in full, and Sublessee shall have all of the obligations of Tenant under the Master Lease with respect to such default. In addition to and not in limitation of the aforementioned rights and remedies, upon any material default by Sublessee, Sublessor may terminate this Sublease by giving a written notice of termination to Sublessee specifying a date, not less than ten
                  (10) days from the date of giving such notice, on which this Sublease shall terminate if by such date Sublessee has not cured its default or, if such default cannot be cured within the ten day period, Sublessee has not commenced to cure such default and diligently continues to pursue such cure, and on such date the term of this Sublease shall expire and terminate by limitation and all rights of Sublessee under the Sublease shall cease.

          B. Sublessor may cure such default for the account of Sublessee, and any amount paid or incurred by Sublessor in so doing shall be deemed paid or incurred for the account of Sublessee and Sublessee agrees to reimburse Sublessor therefor and save Sublessor harmless therefrom; provided, that Sublessor may cure any such default as aforesaid prior to the expiration of any waiting period if reasonably necessary to protect Sublessor's interests under the Master Lease or to prevent injury or damage to persons or property. If Sublessee shall fail to reimburse Sublessor upon demand for any amount paid for the account of Sublessee hereunder, said amount shall be added to and become due as a part of the next payment of Basic Rent due hereunder.

          C. Notwithstanding anything to the contrary herein contained, for the purpose of determining the occurrence of events of default hereunder, the periods of ten (10) days and thirty (30) days set forth in Article IX of the Master Lease shall be seven (7) days and twenty (20) days, respectively.

6.       Termination of Sublease. This Sublease shall terminate upon any
         -----------------------
         termination of the Master Lease for any reason whatsoever which deprives Tenant under the Master Lease of possession of the Premises, without any liability therefor upon the part of Sublessor to Sublessee and with the same force and effect as if the date of such termination had expressly been provided in this Sublease as the date of termination hereof.

7.       Assignment. Sublessee shall not assign this Sublease, nor sublet or
         ----------
         permit the Demised Premises or any portion thereof to be used by others, except as otherwise provided in Section 6.1.6 of the Master Lease, provided, however, that Sublessee shall also obtain the consent of Landlord to any such assignment or subletting. Sublessor agrees to use reasonable efforts to assist Sublessee in obtaining Landlord's consent.

8.        Warranties and Representations. Sublessee hereby represents and
          ------------------------------
          warrants that in entering into this Sublease, Sublessee has not relied upon or been induced by any statements or representations of any person with respect to the physical condition of the Demised Premises but has relied solely upon such investigations, examinations and inspections as Sublessee has chosen to make or have made. Sublessee acknowledges that Sublessee has been afforded the opportunity for full and complete investigation, examination and inspection.

9.        Surrender. Upon the termination of this Sublease, Sublessee shall
          ---------
          promptly remove from the Demised Premises all of its goods and effects, and peaceably and quietly surrender possession of the Demised Premises and all erections and additions made upon or to the same, to Sublessor, in as good order, condition and repair as when they were entered upon or as they may have been put during the Term, the results of ordinary wear and deterioration, and loss caused by Landlord's or Sublessor's negligence against which Sublessee is not insured, fire or other casualty (unless caused by the neglect, default or misuse of the Demised Premises by the Sublessee, or its employees or invitees) excepted; but Sublessor shall have the right, to require Sublessee to remove all erections or additions made by Sublessee and restore the Demised Premises to the same condition they were in before such alterations or additions were made, all at the sole cost and expense of Sublessee provided, however, that Sublessor has given Sublessee notice of such restoration requirement at the time Sublessor gave its consent to Sublessee's erections and additions.

10.       Separate and Independent Activities of Sublessee and Sublessor.
          --------------------------------------------------------------
          Nothing contained herein shall be deemed in any way to constitute Sublessee and Sublessor as partners or joint or co-venturers.

11.       Covenant of Quiet Enjoyment. Sublessor covenants and agrees with
          ---------------------------
          Sublessee, that upon Sublessee's paying the Basic Rent, and all Additional Rent and other charges herein provided for, and observing and keeping all covenants, agreements, and conditions of this Sublease on its part to be kept, shall quietly have and enjoy the Demised Premises during the term of this Sublease without hindrance by anyone claiming by, through or under Sublessor as such, subject, however, to the terms of this Sublease. Sublessor agrees that it shall be a default hereunder and this Sublessee may also pursue its rights and remedies as permitted by law with respect to losses and damages caused by (i) defaults by Sublessor beyond any applicable period of cure in the performance of its obligations under the Master Lease which have not been assumed by Sublessee under this Sublease; or (ii) entry by Sublessor into any amendment of the Master Lease after the execution of this Sublease without Sublessee's prior written consent thereto, which materially adversely affects the rights of Sublessee hereunder; or (iii) any cancellation, forfeiture or termination of the Master Lease, as a result of Sublessor's failure to perform the obligations under the Master Lease except insofar as such failure is caused by Sublessee's failure to perform its obligations under this Sublease.

12.       Subordination, Non-Disturbance and Attornment Agreement. This Sublease
          -------------------------------------------------------
          shall be subject and subordinate to any and all mortgages, deeds of trust, and other instruments in the nature of a mortgage, which may now or hereafter affect the Premises, the Demised Premises or the real property of which the Demised Premises form a part. Although no instrument or act on the part of Sublessee shall be necessary to effectuate such subordination, Sublessee shall, when requested, promptly execute and deliver to Sublessor such written instruments as shall be necessary to show the subordination of this Sublease to said mortgages, deeds of trust, or other instruments in the nature of a mortgage. Sublessor represents that the Master Lease is in full force and effect and that Sublessor and, to Sublessor's best knowledge, Landlord have each performed all of their respective obligations set forth in the Master Lease to the date hereof. Sublessor further agrees to continue during the term of this Sublease, as it may be extended or renewed, to perform all of its obligations under the Master Lease, excepting only those obligations which are to be performed by Sublessee hereunder. Prior to the commencement of the term hereof and as a condition to the effectiveness of this Sublease, Sublessor shall deliver to Sublessee a written agreement with Landlord substantially in form attached hereto as Exhibit C. Sublessor shall obtain a non-disturbance agreement from any subsequent mortgagee of the building of which the Premises are a part who subordinates the Master Lease to its interest as provided in Section 8.2 of the Master Lease.

13.       Rights Reserved to Sublessor. Sublessor shall have the right to enter
          ----------------------------
          the Demised Premises at all reasonable times upon prior notice to examine the Demised Premises, except in case of emergency.

14.       Miscellaneous.
          -------------

          A.      Effect. This Sublease shall be binding upon the parties
                  ------
                  hereto, their executors, administrators, heirs, successors and assigns.

          B.      Applicable Law. This Sublease shall be deemed made and shall
                  --------------
                  be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

          C.      Modification. Neither this Sublease nor any provision thereof
                  ------------
                  may be waived, modified, amended, discharged or terminated, except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

          D.      Landlord's Approval. The obligations of the parties hereunder
                  -------------------
                  are subject to the written approval of Landlord under the Master Lease. If, for any reason whatsoever, Landlord under the Master Lease refuses to consent to this Sublease within thirty (30) days after the date of execution hereof, this Sublease shall be void and of no force and effect and neither party shall have recourse against the other hereunder. Whenever Sublessee must obtain the consent of Landlord, Sublessor agrees to cooperate with Sublessee at Sublessee's expense in obtaining Landlord's consent. Whenever any right or privilege is granted to Sublessor under the Master Lease or any discretion is lodged in Sublessor thereunder with respect to the Demised Premises, Sublessor agrees not to exercise such right, privilege or discretion without the prior written consent of Sublessee which consent shall not be unreasonably withheld. Sublessor shall promptly forward to Sublessee true copies of all notices, requests, demands and communications received by Sublessor from Landlord or its agent that may, in Sublessor's judgment reasonably exercised, affect the Demised Premises or Sublessee.

          E.      Severability. If any term or provision of this Sublease or the
                  ------------
                  application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Sublease or the application of such term or provision to other persons or circumstances shall not be affected thereby, and each term and provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

          F.      Sublessor's Consent. Sublessor's refusal to consent to or to
                  -------------------
                  approve any matter or thing, whenever, Sublessor's consent or approval is required under this Sublease or the Master Lease, shall be deemed reasonable if Landlord under the Master Lease has refused to give such consent or approval.

          G.      No Broker. The parties warrant and represent to each other
                  ---------
                  that no individual, partnership, trust, corporation, firm or other entity ("Person") has negotiated or brought about this transaction other than Spaulding & Slye and Meredith & Grew Incorporated ("Broker"), and Sublessor covenants and agrees to pay a brokerage commission to Broker in accordance with the provisions of a separate agreement between them. Sublessee shall defend, indemnify and save harmless Sublessor from and against any claim which may be asserted against Sublessor by any

                  Person other than Broker if (a) the claim is made in connection with this transaction and (b) Sublessee employed the claiming Person. Sublessee shall reimburse Sublessor for reasonable expenses, losses, costs and damages (including reasonable attorneys' fees and court costs if Sublessee fails or refuses to defend as herein required) incurred by Sublessor in connection with such claims. Sublessor shall defend, indemnify and save harmless Sublessee from and against any claim which may be asserted against Sublessee by any Person (including Broker) if the claim (a) is made in connection with this transaction and (b) arises out of conversations or dealings between Sublessor and any claiming Person excluding compensation due Broker from Sublessee under a separate agreement between them, or (c) results from a fraud committed or misrepresentation made by Sublessor or any Person employed by Sublessor. Sublessor shall reimburse Sublessee for reasonably expenses, losses, costs and damages (including reasonable attorney's fees and court costs if Sublessor fails or refuses to defend as herein required) incurred by Sublessee in connection with such claims. Sublessor and Sublessee agree that Sublessor's payment to Broker shall not be a release of each party hereto from its respective obligation to indemnify the other hereunder or of the rights of each to enforce such indemnity against the other. This Article shall survive the expiration or earlier termination of this Sublease.

          H.      Cross Default. Sublessee and Sublessor acknowledge that
                  -------------
                  contemporaneously herewith they are entering into a separate Sublease for additional space in the building of which the Demised Premises are a part and that any default by either party under that separate Sublease shall be a default under this Sublease.

15.      Notice.  "Notice" means any notice, demand, request, or other
         ------
         communication or document to be provided under this Agreement to a party to this Sublease.

          A.      Notice. The Notice shall be in writing and shall be given to
                  ------
                  the party at its address set forth below or such other address as the party may later specify for that purpose by notice to the other party. Each Notice shall, for all purposes, be deemed given and received:

                  (i)    [Intentionally deleted.];

                  (ii) If hand delivered to a party against receipted copy, when the copy of the notice is receipted;

                  (iii) If given by a nationally-recognized and reputable overnight delivery service, the day on which the notice is actually received by the party; or

                  (iv) If given by any other means or if given by certified mail, return receipt requested, postage prepaid, two
                         (2) business days after it is posted with the United States Postal Service, at the address of the party specified below:

                  If to Sublessor:      Julie Wheeler, Vice President
                                        Lightbridge, Inc.
                                        281 Winter Street
                                        Waltham, Massachusetts 02154

                  With a copy to:       Jacob N. Polatin, Esquire
                                        Foley, Hoag & Eliot LLP
                                        One Post Office Square
                                        Boston, Massachusetts 02109

                  If to Sublessee::     International Business Machines Corp.
                                        150 Kettletown Road
                                        Southbury, CT  06488

                                        Attention:  Program Manager - Real
                                                    Estate

                  With a copy to:       International Business Machines Corp.
                                        Old Orchard Road
                                        Armonk, NY  10504
                                        Attention:  Legal Counsel - Real Estate

         B.       [Intentionally deleted.]

         C. The provisions above governing the date on which Notice is deemed to have been received by a party to this Sublease shall mean and refer to the date on which a party to this Sublease, and not its counsel or other recipient to which a copy of the Notice may be sent, is deemed to have received the Notice.

         D. If Notice is tendered under the provisions of this Sublease and is refused by the intended recipient of the Notice, the Notice shall nonetheless be considered to have been given and shall be effective as of the date provided in this Sublease. The contrary notwithstanding, any Notice given to a party in a manner other than that provided in this Sublease, that is actually received by such party, shall be effective with respect to such party on receipt of the Notice.

16.     Binding Effect. This Sublease shall be binding on Sublessor and its
        --------------
        heirs, executors, and representatives, and on the respective successors and assigns herein of the parties. This Sublease contains the entire agreement of the parties with respect to the subject matter herein, and may not be modified except by instrument in writing which is signed by both parties.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals on the day and year first above written.

                                 SUBLESSOR:

                                 Lightbridge, Inc.


                                 By: /s/ WILLIAM G. BROWN
                                     ---------------------------------

                                 SUBLESSEE:

                                 International Business Machines Corporation


                                 By: /s/ R J LICARE
                                     ---------------------------------

                              AGREEMENT AND CONSENT

                                   Re:  281 Winter Street
                                        Waltham, Massachusetts

                           (September 21, 1993 Lease)

         SPP Real Estate (Somerset Court) Inc. (the "Prime Landlord") hereby consents to the Sublease attached hereto as Exhibit A (the "Sublease") and hereby approves all of the terms and conditions contained therein. This Consent shall not be deemed to limit in any way the obligations of Lightbridge, Inc. (the "Prime Tenant") under the Master Lease (as defined in the Sublease). Notwithstanding anything in the Sublease to the contrary, the Sublease shall be in all respects subject and subordinate to the terms and provisions of the Master Lease and in the event of any conflict between the terms and provisions of the Master Lease and the terms and provisions of the Sublease, the terms and provisions of the Master Lease shall govern and control. International Business Machines Corporation ("Subtenant") hereby assumes the performance of the terms, covenants, conditions and obligations of the Prime Tenant contained in the Master Lease with respect to the Demised Premises (as defined in the Sublease); provided, however, that nothing contained herein shall limit, relieve or otherwise alter or affect the continuing primary liability of the Prime Tenant under the Prime Lease. This Consent shall not constitute a waiver of the requirement that Landlord consent to any further assignment, sublease or occupancy, as provided in Section 6.1.6 of the Prime Lease, including without limitation, any further sublease pursuant to Section 4.1 of the Sublease.

         Notwithstanding anything to the contrary herein contained, this Agreement and Consent shall not affect the terms of the Sublease between Prime Tenant and Subtenant.

         This Agreement and Consent is entered into as of July , 1997.

                                   PRIME LANDLORD:

                                   SPP REAL ESTATE (SOMERSET COURT) INC.


                                   By:    /s/ LAURA SUNDQUIST BROM
                                          ---------------------------------
                                   Name:  Laura Sundquist Brom
                                          ---------------------------------
                                   Title: CFO
                                          ---------------------------------

PRIME TENANT:                      SUBTENANT:

LIGHTBRIDGE, INC.                  INTERNATIONAL BUSINESS MACHINES


By:    /s/ WILLIAM G. BROWN        By:    /s/ R J LICARE
       --------------------------         --------------------------------
Name:  William G. Brown            Name:  R J Licare
       --------------------------         --------------------------------
Title: CFO                         Title: Program Manager
       --------------------------         --------------------------------